Exhibit 10.40

FIRST AMENDMENT DATED SEPTEMBER 11, 2020 ("FIRST AMENDMENT") TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE – NET DATED AUGUST 8, 2012 ("LEASE") BETWEEN PACIFIC EQUITY PARTNERS, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY ("LESSOR"), AND STAAR SURGICAL COMPANY, A DELAWARE CORPORATION ("LESSEE")

This First Amendment modifies and amends the Lease as follows:

1.	Expiration Date

The Expiration Date as defined in Section 1.3 of the Lease is hereby extended from October 31, 2020 to October 31, 2025 ("Extended Lease Term").

2.	Base Rent

The Base Rent due for the extended term will be as follows:

Period	Monthlv Base Rent Due
11/01/2020 - 11/30/2020	Free Rent
12/01/2020 - 10/31/2021	$23,959
11/01/2021 - 10/31/2022	$24,558
11/01/2022 - 10/31/2023	$25,172
11/01/2023 - 10/31/2024	$25,801
11/01/2024 - 10/31/2025	$26,446

3.	Other Terms and Conditions

All other terms and conditions of the Lease shall remain unchanged and in full force and effect.

4.	Counterparts

This First Amendment may be executed by facsimile, PDF and/or electronic transmission, and in counterparts and a fully executed facsimile or PDF copy of this First Amendment shall be deemed to be an original for all purposes.

Signatures On Following Page

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AGREED & ACCEPTED:
LESSOR:
Pacific Equity Partners, LLC, a California limited liability company
By:	/s/ Adam Milstein
Name:	Adam Milstein
Title:	Chief Financial Officer
Dated:
By:	/s/ Robert Neal
Name:	Robert Neal
Title:	Executive Vice President
Dated:	10/1/2020
LESSEE:
Staar Surgical Company, a Delaware corporation
By:	/s/ Graydon Hansen
Name:	Graydon Hansen
Title:	Chief Manufacturing Officer
Dated:	2020/09/30